UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2015

Commission File Number	Exact name of registrant as specified in its charter, principal office and address and telephone number	State of incorporation or organization	I.R.S. Employer Identification No.
001-36867	Allergan plc 1 Grand Canal Square, Docklands Dublin 2, Ireland (862) 261-7000	Ireland	98-1114402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01.	Regulation FD Disclosure.

On June 15, 2015, Allergan plc (the “Company”) issued a press release announcing its name change from Actavis plc to Allergan plc, and among other related information, providing information about its new website, www.allergan.com.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information contained on or that can be accessed through our website is not incorporated in and is not part of this filing.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or as otherwise subject to liability of that section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Exhibit

Exhibit 99.1	Press Release dated June 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2015	ALLERGAN PLC

	By:	/s/ A. Robert D. Bailey
	Name:	A. Robert D. Bailey
	Title:	Chief Legal Officer and Corporate Secretary

Exhibit Index

Exhibit	Description of Exhibit

Exhibit 99.1*	Press Release dated June 15, 2015.

*	Exhibits filed herewith